SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 26, 2009

Strategic Diagnostics Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	000-68440	56-1581761
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

111 Pencader Drive
Newark, DE	19702
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (302) 456-6789

_____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 26, 2009, Strategic Diagnostics Inc. issued a press release announcing results for the quarter and twelve months ended December 31, 2008.  A copy of that press release is being furnished as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99	Press Release issued on February 26, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

By:	/s/ Stanley Fronczkowski
Stanley Fronczkowski
Chief Financial Officer

Dated: February 26, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99	Press Release issued on February 26, 2009